EXHIBIT 10.26

                                  OFFICE LEASE

         THIS AGREEMENT, dated February 9, 2004, between AMERICAN HOLDING CORP., a Florida corporation ("Landlord") and MEDIANET GROUP TECHNOLOGIES, INC. a Nevada corporation ("Tenant").

                                   WITNESSETH:

         Landlord leases to Tenant and Tenant leases from Landlord certain space in the 5100 Professional Office Center, the address of which is 5100 West Copans Road, Suite 710 Margate, FL 33063 (the "Building"), the premises being more particularly identified on the floor plan attached hereto as Exhibit "A" (the "Premises"), subject always to the terms and condition hereof, to wit:

         1. TERM. SEE EXHIBIT "E", LEASE ADDENDUM

         2. USE. The Premises shall be used for general offices and for no other purpose. Tenant shall not use or permit the use of the Premises for any purpose which is illegal or which creates a nuisance.

         3. RENT.

         (a) Tenant agrees to pay Landlord during the full term of this Lease the monthly base rent specified in the Schedule of Basic Lease Terms, each payment of rent being due on the first day of each calendar month, in advance, with no offset, claim or deduction. The first full month's rent shall be due and payable on the date of execution hereof. The monthly base rent shall be adjusted from time to time as provided in the Schedule of Basic Lease Terms.

         (b) Tenant's Base Rent shall include but is not limited to exterior landscaping and fertilization, exterior window cleaning, HV AC service and repair, exterior electric and lighting, exterior pest control, exterior trash removal, property management/administrative costs and supplies. Notwithstanding the fore-mentioned items, Tenant shall contract directly with vendors for utilities, cleaning and janitorial services to its Premises, and hereby be solely responsible for these items.

         (c) Tenant agrees to pay to Landlord its proportionate share of Taxes levied and assessed upon the Building and its amenities for each calendar year or portion thereof during the term as further referenced in Exhibit "C" of this agreement. The term "Taxes" shall include all ad valorem real and personal property taxes levied and assessed against the Building, the property upon which it is located and all personalty used by the Landlord in the use, operation and management thereof, together with all costs and fees, if any, incurred by Landlord in engaging consultants, agents and/or attorneys to contest or reduce Taxes.

         (d) Tenant's proportionate share of Taxes (as provided above) is payable as follows:

                  (i) On the first day of each calendar month of the Lease term, Tenant shall pay to Landlord the amount estimated by Landlord to be Tenant's monthly proportionate share.

                  (ii) Within 120 days following the end of each calendar year, Landlord shall furnish with a statement or statements covering the year just expired showing the Taxes, the amount of Tenant's proportionate share of the excess thereof for such year and the payments made by Tenant with respect to such year, If Tenant's proportionate share is less than Tenant's payments so made, Tenant shall be entitled to a credit of the difference, or if such share is greater than Tenant's payments, Tenant shall pay to Landlord the deficiency within thirty
         (30) days after receipt of such statement. At Landlord's option, statements may be rendered separately for Tenant's proportionate share of Taxes,

                  (iii) The proportionate share of Taxes for the calendar year in which termination of this Lease occurs shall be adjusted by Landlord upon termination based upon its actual and anticipated experience for the year of termination (extended for the full year), prorated to the date of termination. Tenant shall pay its proportionate share of Taxes based on such adjustments within thirty (30) days from billing notwithstanding the termination hereof,

         (e) Tenant shall pay all sales and use taxes levied or assessed against the sums due hereunder as and when said taxes are due.

         (f) All sums due under this Lease shall be payable in United Sates Dollars in Fort Lauderdale,
Broward County, Florida, at the address designated for rent payments in the Schedule of Basic Lease Terms, or at such other address as Landlord shall hereafter designate by written notice to Tenant. If any payment due under this Lease is not paid within seven (7) days after its due date, Tenant agrees to pay, a late charge equal to six percent of the amount of the then outstanding balance due Landlord and a similar charge on the first day of each succeeding month imposed on the amount that then remains unpaid (including prior unpaid late charges). At Landlord's option an additional charge shall be payable to Landlord by Tenant to offset the loss of use of funds caused by delays in collection by Landlord's bank. Payment by Tenant or receipt by Landlord of a lesser amount than the amount then due from Tenant shall be deemed to be payment on account of late charges, interest and then the earliest sums due hereunder, and no endorsement or statement of any check or any letter accompanying any payment shall result in an accord and satisfaction. Landlord's acceptance of such lesser payment shall be without prejudice to the exercise by Landlord or any right or remedy hereunder.

         (g) For purposes Of Section 467 of the Internal Revenue Code, as amended, rents and other payments due hereunder shall be allocated as income or deduction, as the case may be, on the basis of when the particular rent or other payment is received by Landlord.

         4. SERVICES. The Building's normal business hours are from 7:00 A.M. to 7:00 P.M., Mondays through Fridays and 7:00 A.M. to 1 :00 P.M. on Saturdays, exclusive of usual holidays. The interruption of services resulting from causes beyond Landlord's reasonable control shall not be deemed a default thereunder nor be construed as an eviction, nor work an abatement of rent, nor relieve Tenant from any obligation hereunder. If Tenant shall require any air conditioning, electrical or other service outside of the Building's normal business hours or in excess of the standard for the Building, Tenant will advise Landlord of such requirement and shall pay the cost of such additional service (including installation, operation, maintenance and any increase in insurance expense resulting therefrom).

         5. SIGNAGE. No signage visible from outside the Premises shall be used by or placed upon the Premises or the Building by Tenant without Landlord's prior written approval.

         6. CARE OF THE PREMISES. Tenant shall keep the Premises in good, clean and sanitary condition, making all needed repairs promptly. Tenant shall not commit or permit any waste to the Premises. Tenant shall promptly repair any damage done to Premises and to the Building, or any part thereof, including replacement of damaged portions or items, caused by Tenant or Tenant's agents, employees, invitees, or visitors. All such work or repairs by Tenant shall be affected in compliance with all applicable laws. If Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make the repairs or replacements, and Tenant shall pay the cost thereof to the Landlord within ten (10) days of Landlord's demand therefore. Tenant shall not make or allow to be made any alterations to or install any vending machines on the Premises, without the prior written consent of Landlord. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises. If Tenant fails to do so, Landlord may remove the same and Tenant agrees to pay Landlord on demand the cost of making repairs to the Premises caused by such removal. Tenant shall not use or permit the use of the Premises for the generation, storage, treatment, use, transportation or disposal of any chemical, material, or substance which is regulated as toxic or hazardous or exposure to which is prohibited, limited, or regulated by any federal, state, county, regional, local or other governmental authority or which, even if not so regulated, mayor could pose a hazard to the health and safety of the other tenants and occupants of the Landlord's property or adjacent property. If any such chemical, material or substance is used upon the Premises in the ordinary course of Tenant's permitted business, Tenant shall not use such chemical, material or substance in a hazardous manner. In the event of any use in violation of this provision Tenant will remove, or cause to be removed, such material at its own expense, and will indemnify Landlord for any loss or expense, including reasonable attorney fees, it, suffers as a result of the violation. Tenant's liability for such indemnification is not limited by any exculpatory provision in this Lease, and shall survive any cancellation or termination of this Lease or transfer of Landlord's interest in the Premises.

         7. PARKING. Tenant may use those portions of the designated parking areas serving the Building in common with other tenants to whom similar rights are granted on a "first-come / first-served" basis. Landlord agrees that there will be available for Tenant's non-exclusive use a number of parking spaces not less than 1.1 parking spaces for each 1,000 rentable square feet of the Premises.

         8. LAWS AND REGULATIONS. Tenant agrees to comply with all applicable laws, ordinances, rules and regulations of any governmental authority having jurisdiction of the premises or Tenant's use thereof and the Building Rules and Regulations and such other nondiscriminatory rules as are published from time to time by Landlord for operation of the Building and the facilities serving it.

         9. ENTRY BY LANDLORD. Landlord may enter into and upon any part of the Premises at all reasonable hours upon prior verbal notice (and in emergencies at all time without notice) to inspect the condition, occupancy or use thereof, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Notwithstanding the foregoing, if such entry by Landlord is for the purpose of making repairs, alterations or additions, Landlord shall provide Tenant with 24 hours prior written notice of such entry except in case of emergency.

         10. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublease, transfer, pledge, or encumber this Lease or any interest therein without Landlord's prior written consent. For purposes hereof the transfer of all or a controlling interest in Tenant shall be deemed an assignment of this Lease. Any attempted assignment, sublease or other transfer or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void. Should Tenant desire to assign or sublet the Premises (or any portion thereof) Tenant shall notify Landlord in writing and furnish to Landlord the name and address of the proposed assignee or subtenant together with a narrative of the business in which the Tenant is engaged, financial statements for the immediate prior three
(3) year and the proposed agreement of assignment or sublease. Within fifteen
(15) business days of the furnishing of such notice and other items Landlord shall either (I) approve the request; (2) deny the request, stating with such denial the reasons therefore, or (3) agree to sublet the Premises (or portion thereot) from Tenant for the balance of the term of this Lease, on the same terms and conditions as stated in the proposed agreement of assignment or sublease, in which latter event Tenant shall enter into the said agreement with Landlord as provided in the proposed agreement theretofore furnished to Landlord within thirty (30) days thereafter. Landlord shall be entitled to all consideration in excess of the rents due hereunder given by the assignee or subtenant to the Tenant for the assignment or subletting, including without limitation rent overages, and no assignment or subletting shall relieve Tenant of any obligation hereunder. Landlord's consent to a particular assignment, subletting, transfer, pledge or encumbrance shall not obviate the necessity for

Landlord's consent to any future assignment, subletting, transfer, pledge or encumbrance, Landlord retaining the right to consent to each and every of same.

         11. MECHANICS LIENS. The Landlord's interest in the Premises is not and shall not be subject to liens for improvements made by Tenant. Tenant agrees to notify every person making improvements to the Premises of the provisions of this paragraph, and Tenant's failure to do so shall be a default hereunder. Tenant will not permit any mechanic's lien to be filed against the Premises or the Building. In the event any such lien is claimed against the Premises or Building because of work done for or materials furnished to Tenant, then Tenant shall promptly cause same to be discharged. If Tenant fails to do so within ten
(10) days after demand, then, in addition to any other right or remedy of Landlord, Landlord may, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes and Landlord's reasonable attorneys' fees shall be paid by Tenant to Landlord upon demand. At Landlord's request Tenant shall execute a memorandum of lease containing these provisions in order to protect Landlord's estate against such liens.

         12. INDEMNITY: Insurance. Tenant shall indemnify and hold Landlord harmless from all claims for personal injury and/or property damages occurring in or about the Premises or arising from Tenant's use or occupancy thereof or occasioned in whole or in part by any act or omission of Tenant, its agents, contractors and employees. Tenant shall maintain a policy or policies of comprehensive general liability insurance satisfactory in all respects to Landlord, and casualty and extended coverage insurance insuring the full replacement value of all Tenant's fixtures and personalty. All policies shall name Landlord as an additional insured, with the premiums thereon fully paid by Tenant on or before their due date. The liability insurance policy shall afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Prior to its occupancy of the Premises and from time to time thereafter as requested by Landlord, Tenant shall furnish to Landlord certificates of the insurers providing the insurance required hereby certifying that such coverages are in full force and effect and that all premiums therefore have been paid.

         13. WAIVER OF SUBROGATION. Landlord and Tenant waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises or the Building or any personal property therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees. This waiver shall be applicable only if the same does not violate the terms of the insurance policies carried by each, which insure against such loss or damage. Each party agrees to use its best efforts to obtain a waiver of subrogation endorsement on its insurance policies provided the same can be obtained without additional premium.

         14. CASUALTY DAMAGE. If the Premises or any part thereof is damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt, or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty. When the Building has been restored by Landlord (including the work done by Landlord in the Premises as "Landlord's Work" under the Work Letter attached hereto as Exhibit "B"), Tenant shall complete the restoration of the Premises and the replacement of Tenant's furniture and equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of base rent during the time and to the extent the Premises are untenantable. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Ten ant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by Landlord's insurance proceeds. In the event (i) Landlord does not commence restoration, as contemplated under this Section, within sixty (60) days after the date of such casualty ("Commencement Deadline") and such casualty is not caused by the negligence or willful misconduct of Tenant or (ii) Landlord does not complete such restoration of the Premises within 180 days after the Commencement Deadline ("Completion Deadline"), Tenant shall be entitled to terminate this Lease by giving Landlord notice of intent to terminate within ten (10) days after either the Completion Deadline or the Commencement Deadline, as the case may be.

         15. CONDEMNATION. If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or if it should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the base rental payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building, including the Landlord's Work required to be done in the Premises by the Work Letter, nor shall Landlord in any event be required to expend for such work an amount in excess of the amount received by Landlord as compensation for such damage. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord and Tenant shall not be entitled to an expressly waives any claim to such compensation. Tenant shall however be entitled to make a separate claim for its trade fixtures, personalty and relocation expenses.

         16. RELEASE FROM LIABILITY FOR DAMAGES ARISING: from Certain Causes. Landlord shall not be liable to Tenant and Tenant hereby releases Landlord of all liability for loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord, and from liability for water damage and similar consequential damages to the Premises or to Tenant's personalty from any cause whatsoever.

         17. DEFAULT: REMEDIES.

         (a) It shall be a default hereunder if (i) Tenant shall fail to pay any rent or other sums of money on the same is due (subject to the grace period described below); (ii) Tenant shall fail 'to comply with any provision of this Lease or any other agreement between Landlord and Tenant, and such failure shall not be cured within 30 days following Landlord's giving of notice to Tenant specifying the particulars of such failure; (iii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iv) Tenant shall fail to promptly take possession of, open for and continuously operate its business in the Premises when the Premises are delivered to it and thereafter during the term hereof (it being intended that a vacating by Tenant shall be a default hereunder); (v) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (vi) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statue of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; or (vii) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant. Not more than twice in any 12-month period, Landlord shall notify Tenant of a monetary default under this Lease, and Tenant shall be permitted to cure such default within 10 days following the giving of such notice.

         (b) Upon the happening of any such events, Landlord may (i) cancel and terminate this Lease and dispossess Tenant; (ii) terminate the possession of Tenant hereunder and declare all amounts and rents due under this Lease for the remainder of the existing term to be immediately due and payable, and thereupon all rents and other charges due hereunder to the end of the initial term or any renewal term, if applicable, shall be accelerated (in which event Tenant shall be liable to Landlord in damages for the unpaid rentals and other charges and the excess of the amounts thereafter due hereunder over the fair rental value of the Premises over the remaining term, plus the estimated cost of new leasehold improvements and fixturing for another tenant); ;(iii) enter and repossess the Premises and relet the Premises for Tenant's account, holding Tenant liable in damages for all expenses incurred in any such reletting and for any difference between the amount of rent received from such reletting, and that due and payable under the terms of this Lease; or (iv) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action).

         (c) All such remedies of Landlord shall be cumulative, and in addition, Landlord may pursue any other remedies that may be permitted by law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

         18. PEACEFUL ENJOYMENT. Tenant shall, and may peacefully have, hold and enjoy the Premises against all persons claiming by, through or under Landlord, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein required to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained.

         19. RELOCATION. (Intentionally Deleted)

         20. HOLDING OVER. In the event of holding over by Tenant without Landlord's written consent Tenant shall pay rent equal to twice the applicable base rent plus other sums due from time to time hereunder (including Tenant's proportionate share of Taxes). Possession by Tenant after the expiration of this Lease shall not be construed to extend its term. Tenant shall be responsible for all damages suffered by Landlord on account of any such holding over. '

         21. ATTORNMENT: SUBORDINATION: AND ESTOPPEL CERTIFICATES. Tenant will attorn to any purchaser or mortgagee of the Building from and after the acquisition thereof by such purchaser or mortgagee. This Lease is and shall be subject and subordinate to any mortgage, deed of trust or other lien created by Landlord, whether presently existing or hereafter arising, upon the Premises, or upon the Building, and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modification, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other mattes as Landlord or its mortgagee shall reasonably require.

         22. ATTORNEYS' FEES. Tenant agrees that Tenant will pay, in addition to the rents and other sums agreed to be paid hereunder, all collection and court costs incurred by Landlord and Landlord's reasonable attorneys' fees incurred for the enforcement of Landlord's rights under this Lease. If suit be brought the prevailing party shall be entitled to recover from the other the prevailing party's costs, including reasonable attorneys' fees, whether such fees and costs be incurred at trial, on appeal, in bankruptcy proceedings or otherwise.

         23. NO IMPLIED WARRANTY. The failure of Landlord to insist any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount that the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         24. PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and Tenant agrees to look solely to Landlord's interest in the Building for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

         25. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum specified as a Security Deposit in the Rent Schedule, which sum shall be retained by Landlord without interest as security for Tenant's faithful performance of this Lease. Landlord may commingle the security deposit with Landlord's other funds and Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearage of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default at the termination of the Lease, the balance of the security deposit after any such application shall be returned by Landlord to Tenant. If Landlord transfers it interest in the Premises during the term of this Lease, Landlord may assign the security deposit to the transferee and thereafter Landlord shall have no further liability for the return of such Security Deposit.

         26. NOTICE. All notices shall be in writing, and shall be deemed given when deposited in the United States certified mail, postage prepaid (return receipt requested), or when deposited with a reputable overnight courier, addressed to the party to be notified at the address stated in the Schedule of Basic Lease Terms, or by delivering the same in person to such party. Notice to Tenant may also be effectuated by delivery to the Premises. Any notice given or delivered by other means shall not be effective.

         27. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         28. TIME OF PERFORMANCE. Except as expressly otherwise herein provided time is of the essence of this Lease.

         29. RADON. Radon is a naturally occurring radioactive gas, that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Landlord makes no representation or warranty with respect to the presence or absence of radon in or about the Property other than that Landlord has no actual knowledge or notice of radon emissions in or about the Property, which exceed the State of Florida or federal government safe standards.

         30. COMMISSIONS. Tenant represents that it has not dealt with any real estate broker or salesman in connection with this Lease except Butters Realty & Management, Inc. ("Broker"), whose commission shall be paid by Landlord, and N/A ("Co-Broker") whose share of the commission will be paid by the Broker. Tenant has dealt with no other person which would create any liability for the payment of a commission by the Landlord, and if any other person claims a commission, Tenant shall indemnify and hold harmless from liability therefore, including without limitation, the costs of defense of such claim and the fees and costs of Landlord's attorney.

         31. LANDLORD'S LIEN (Intentionally Deleted)

         32. EXHIBITS. The following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

         Exhibit Name
         ------------
              "A"         Floor Plan (hand delivered)
              "B"         Reception Area Work layout (hand delivered)
              "C"         Rent Schedule
              "D"         Rules and Regulations
              "E"         Lease Addendum
              "F"         Disclosure Statement

The Authorization Letter attached as Exhibit "F", if included, contains the names of persons authorized to bind Tenant for all matters related to this Lease, amendments thereto and Tenant's use and occupancy of the premises.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.


EXECUTED IN THE PRESENCE OF:            LANDLORD:
                                        AMERICAN HOLDLING CORP.
                                        a FLORIDA corporation


_________________________________       By: ________________________________
Print Name                                  Stephen Gabrilove, President

_________________________________
Signature                               Dated as to Landlord: _________________

_________________________________
Print Name

_________________________________
Signature


EXECUTED IN THE PRESENCE OF:            TENANT:
                                        MEDIANET GROUP TECHNOLOGIES, INC
                                        a NEVADA corporation


_________________________________       By: ________________________________
Print Name

_________________________________       Name: ______________________________
Signature

_________________________________       Title: _______________________________
Print Name

_________________________________       Dated as to Tenant: ___________________
Signature

                                   EXHIBIT "C"

                          SCHEDULE OF BASIC LEASE TERMS
                             FOR FULL SERVICE TENANT

A. The monthly base rent payable in advance on the first day of each month during the term hereof is:

         1. For each of the first 12 months, the sum of $2,053.33 or $24,640 rentable square foot annually.

         2. For each of the next succeeding 12 months, the sum of $2,114.93 or $25,379.20 per rentable sq. foot annually.

         3. For each of the next succeeding 12 months, the sum of $2,178.38 or $26,140.58 per rentable sq. foot annually.

         The term of the Lease shall end on the last day of the month following Commencement Date. For purposes hereof a month shall be deemed to mean a full calendar month and the adjustments shall be made as of the first day of a calendar month. Rent for the first month of the term, if not a full month, shall be prorated on a daily basis as of the Commencement Date. For example, if the Commencement Date is on the 15th day of a particular month and an adjustment is to be made after the 12th month of the term, rent for the month in which the Commencement Date occurs shall be prorated on the basis of 16/30ths, and the subsequent rent adjustment shall be made as of the first day following the 12th full calendar month next succeeding the Commencement Date. Similarly the end of the term of the Lease shall be deemed to be the last day of the last full calendar month of the term. Thus in a twelve-month lease commencing December 15, the final day of the term will be December 31 of the following year.

B. The Building's square footage is 26,829 rentable square feet. Tenant's rentable square feet of the Premises is 1,760.

C. Tenant's proportionate share of Taxes will be calculated by dividing the number of rentable square feet in the Premises by the number of rentable square feet in the Building. Tenant agrees to pay its proportionate share of taxes in excess of 2004 Actuals per annum (the "Tax Base"), the Tax Base being estimated to be approximately $ 2.27 per rentable square foot per annum.

D. The security deposit required by paragraph 25 of the Lease is $ 2,053.33.

E. Rent and other sums due under this Lease shall be payable to American Holding Corp., by mail at 1096 East Newport Center Drive, Suite 100, Deerfield Beach, FL 33442. Attn: Lisa Capozzi. For purposes of notice the address of Landlord is the foregoing address and the address of Tenant is 5100 W. COPANS ROAD, SUITE 710, MARGATE, FL 33063.

                                   EXHIBIT "D"
                         BUILDING RULES AND REGULATIONS

1. No sign, picture, advertisement, or notice shall be displayed by Tenant on any part of the Demised Premises or the Building unless the same is first approved by Landlord. Any such sign, picture, advertisement, or notice approved by Landlord shall be painted or installed for Tenant by Landlord at Tenant's expense. No awnings, curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises without the prior written consent of the Landlord and including approval by the Landlord of the quality, type, design, color and manner attached.

2. Tenant agrees that its use of electrical current shall never exceed the capacity of existing feeders, risers or wiring installation. Any additional electrical wiring shall be done by Landlord's electrician or supervised by such electrician, and Tenant shall bear the expense of such additional materials and installation.

3. The Tenant shall not do or permit to be done in or about the Demised Premises or said Building anything which shall increase the rate of insurance on said Building or its property, or obstruct or interfere with the rights of other tenants of Landlord or annoy them in any way, including, but not limited to, using any musical instrument, making loud or unseemly noises, or singing, etc., nor use the Demised Premises for sleeping, lodging, or cooking by any person at any time except with permission of Landlord. Tenant will be permitted to use for its own employees within its Premises a conventional coffee maker. No vending machines of any kind will be installed, permitted or used on any part of the Demised Premises. No part of said Building shall be used for gambling, immoral, or other unlawful purposes. No intoxicating beverage shall be sold or used in said Building without prior written consent of the Landlord. No area outside of the Demised Premises shall be used for storage purposes at any time.

4. No bicycles, vehicles or animals of any kind shall be brought into said Building or kept in or about the Premises.

5. The sidewalks, entrances, passages, corridors, halls, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than those for which same were intended as ingress and egress. No window shall be covered or obstructed by Tenant. Toilets, wash basins, and sinks shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, or other obstructing substances shall be thrown therein.

6. No additional lock, latch or bolt of any kind shall be placed upon any door or any changes be made in existing locks or mechanism thereof without written consent of Landlord. At the termination of this Lease, Tenant shall return to Landlord all keys furnished to Tenant by Landlord, or otherwise procured by Tenant, and in the event of loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof

7. Landlord shall have the right to prescribe the weight, position and manner of installation of heavy articles such as safes, machines, and other equipment, which Tenant may use in the Demised Premises. No safes, furniture, boxes, large parcels, or other kind of freight shall be taken to or from the Demised Premises or allowed in any elevator, hall or corridor at any time except by permission of and at times allowed by Landlord. Tenant shall make prior arrangements with Landlord's Building Superintendent for use of freight elevator for the purpose of transporting such articles and such articles may be taken in or out of said Building only between or during such hours as may be arranged with and designated by said Superintendent. The persons employed to move the same must be approved by Landlord. In no event shall any weight be placed upon such floor by Tenant so as to exceed 50 pounds per square foot of floor space without the prior written approval of Landlord.

8. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Demised Premises, and no inflammable, combustible or explosive fluid, chemical or substance shall be brought into said Building.

9. The Building shall be open to Tenant, its employees, and business visitors between the hours of7:00 A.M. and 7:00 P.M., on all days except Saturdays, Sundays and holidays and on Saturdays between the hours of 7:00 AM. and 1 :00 P.M. At all other times every person, including Tenant, its employees and visitors entering and leaving said Building may be questioned by a watchman as to that person's business therein and shall be required to sign such person's name on a form provided by Landlord for registering such person. Landlord shall not be liable for excluding any person from said Building during such other times, or for admission of any person to said Building at any time, or for damages or loss or theft resulting there from to any person including Tenant.

10. Unless explicitly permitted by the Lease, Tenant shall not employ any person other than Landlord's employees for the purpose of cleaning and taking care of the Demised Premises. Landlord shall not be responsible for any loss, theft, mysterious disappearance of, or damage to, any property, however occurring. Only persons authorized by the Landlord may furnish ice, drinking water, towels, and other similar services within the Building and only at hours and under regulations fixed by Landlord.

11. Landlord reserves the right to prescribe restricted hours for deliveries to Tenant. It shall be the Tenant's responsibility to notify vendors of these restrictions.

12. Landlord reserves the right, from time to time, to amend anyone or more of the above Rules and Regulations and to make such other reasonable rules and regulations as in its judgment may be needed from time to time for the safety, care, and cleanliness of the Demised Premises and the Building and for the preservation of good order therein.

                                   EXHIBIT "E"

                                 LEASE ADDENDUM

1. Paragraph 1. TERM is hereby described as follows: "The Lease Term shall commence on March 1, 2004 (the "Commencement Date") and expire February 28, 2007. At the conclusion of the term, Tenant shall return the Premises to Landlord broom-clean and in as good condition as when possession was delivered to Tenant, ordinary wear and tear excepted.

2. RENEWAL OPTIONS. Provided Tenant is not in default of any term, covenant, condition of the Lease, Tenant shall have the right to extend the Term of this Lease for one (1) additional period of two (2) years to commence immediately upon the expirations of the initial term. In order to exercise such option, Tenant shall provide written notice to Landlord of its election to exercise said option not less than one hundred eighty (180) days prior to the end of the initial Lease term. Monthly base rent for each year during the renewal term shall be 104% of monthly base rent for the immediately preceding year.

3. RENTAL ABATEMENT. Tenant shall not be required to pay monthly base rent for the first (1st) month of the Lease Term. Payment of monthly base rent shall commence on APRIL 1, 2004.



EXECUTED IN THE PRESENCE OF:            LANDLORD:
                                        AMERICAN HOLDLING CORP.
                                        a FLORIDA corporation


_________________________________       By: ________________________________
Print Name                                  Stephen Gabrilove, President

_________________________________
Signature                               Dated as to Landlord: _________________

_________________________________
Print Name

_________________________________
Signature


EXECUTED IN THE PRESENCE OF:            TENANT:
                                        MEDIANET GROUP TECHNOLOGIES, INC
                                        a NEVADA corporation


_________________________________       By: ________________________________
Print Name

_________________________________       Name: ______________________________
Signature

_________________________________       Title: _______________________________
Print Name

_________________________________       Dated as to Tenant: ___________________
Signature

                                   EXHIBIT "F"

                              DISCLOSURE STATEMENT

RE:      Property:     5100 PROFESSIONAL OFFICE CENTER,
                       5100 WEST COPANS ROAD, MARGATE, FL 33063

         Lessee:       MEDIANET GROUP TECHNOLOGIES


                        NOTICE TO BUYER(S), IF APPLICABLE

Additional expenses (e.g., attorneys' fees, taxes, title insurance, escrow fees, documentation fees, recording fees, discount points, survey charges, mortgage transfer or service fee, engineering inspection fees, or insurance) may be incurred by Buyer prior to or at the time of closing. Please consult your counsel for information regarding your specific transaction.

                        NOTICE TO BUYER(S) AND LESSEE(S)

"RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

                           NOTICE RE: HAZARDOUS WASTE

Lessor/owner agrees to disclose to Broker and to prospective purchasers/tenants/subtenants any and all information which lessor/owner has regarding present and future zoning and environmental matters affecting the Property and regarding the condition of the Property, including, but not limited to, structural, mechanical and soils conditions, the presence and location of asbestos, PCB transformers, other toxic, hazardous or contaminated substances, and underground storage tanks, in, on, or about the Property. Broker is authorized to disclose any such information to prospective purchasers/tenants/subtenants.

                    NOTICE RE: AMERICAN WITH DISABILITIES ACT

Please be advised that an owner or tenant of real property may be subject to the Americans With Disabilities Act (the ADA), a Federal law codified at 42 USC
Section 12101 et seq. Among other requirements of the ADA that could apply to your property, Title 1Il of the ADA requires owner and tenants of "public accommodations" to remove barriers to access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons by January 26, 1992. The regulations under Title 1Il of the ADA are codified at 28 CFR Part 36.

I recommend that you and your attorney review the ADA and the regulations, and, if appropriate, your proposed lease or purchase agreement, to determine if this law would apply to you, and the nature of the requirements. These are legal issues. You are responsible for conducting your own independent investigation of these issues. Butters Realty & Management, LLC cannot give you legal advice on these issues.

The parties named below acknowledge, agree with and consent to the representation, compensation and notices disclosed above.

Lessor/Owner:                           Lessee/Buyer:

      AMERICAN HOLDING CORPORATION          MEDIANET GROUP TECHNOLOGIES, INC.
      ----------------------------          ---------------------------------

By: _________________________________   By: __________________________________

Title: ______________________________   Title: _______________________________

Date: _______________________________   Date: ________________________________

Presented to the Lessee/Buyer: _________________________________________________
                                                                          (Date)
Presented to the Lessor/Owner: _________________________________________________
                                                                          (Date)